UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): May 3, 2000
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                                TSI INCORPORATED
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             (Exact name of registrant as specified in its charter)


                                    Minnesota
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                 (State or other jurisdiction of incorporation)



          0-2958                                            41-0843524
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Commission File Number                                           I.R.S. Employer
                                                           Identification number

500 Cardigan Road, St. Paul, Minnesota                                     55126
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(Address of principal executive offices)                              (Zip code)

Issuer's telephone number, including area code: (651) 483-0900
                                                --------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

MERGER COMPLETED

         On May 3, 2000, TSI Incorporated (the "Company") announced that JJF Acquisition, Inc. (the "Purchaser"), a Minnesota corporation and wholly-owned subsidiary of JJF Group Inc., a Minnesota corporation ("Newco"), had merged with and into the Company pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 10, 2000, among the Company, Purchaser, Newco and John J. Fauth, a resident of Minnesota, with the Company as the surviving corporation (the "Merger").

         In the Merger, each shareholder of the Company, excluding the Purchaser and Newco, will receive $15.25 per share in cash for each share of the Company held by them. Purchaser and Newco did not receive payment for shares of the Company held by them. The Company received a fairness opinion on the Merger from its investment banker, William Blair & Company. Following the Merger, the capital stock of the Company will no longer be publicly traded.

         JJF Acquisition, Inc. is a Minneapolis-based company headed by John J. Fauth.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.

         Not Applicable.

(c)      Exhibits.

         2.1 Agreement and Plan of Merger dated January 10, 2000 by and among JJF Group, Inc., JJF Acquisition, Inc., John J. Fauth and TSI Incorporated without exhibits and schedules (Incorporated by reference from Exhibit 2.1 in the Company's Form 8-K filed January 10, 2000).

         99.1 Press release disclosing the execution of the Agreement and Plan of Merger (Incorporated by reference from Exhibit 99.1 in the Company's Form 8-K filed January 10, 2000).

         99.2 Joint press release of TSI Incorporated and JJF Acquisition, Inc. dated May 3, 2000, announcing the consummation of the Merger.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



                                       TSI INCORPORATED


Dated:  May 3, 2000                    By /s/ James E. Doubles
                                          --------------------
                                          James E. Doubles
                                          Chief Executive Officer


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


                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION OF EXHIBITS
-----------       -----------------------
2.1               Agreement and Plan of Merger
                  dated January 10, 2000 by and
                  among JJF Group, Inc.,
                  JJF Acquisition, Inc., John J. Fauth
                  and TSI Incorporated
                  without exhibits and schedules (Incorporated by reference from Exhibit 2.1 in the Company's
                  Form 8-K filed January 10, 2000).

99.1 Press release disclosing the execution of the Agreement and Plan of Merger (Incorporated by reference from Exhibit 99.1 in the Company's Form 8-K filed January 10, 2000).

99.2 Joint press release of TSI Incorporated and JJF Acquisition, Inc. dated May 3, 2000 announcing the consummation of the merger.


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